UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2024

ENVOY MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40133	86-1369123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4875 White Bear Parkway White Bear Lake, MN	55110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 900-3277

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	COCH	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	COCHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

Envoy Medical, Inc. (the “Company,” “we,” or “us”) will hold its Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, November 14, 2024 at 3:00 p.m., Central time, at Delta Hotels Minneapolis Northeast, 1330 Industrial Blvd NE, Minneapolis, Minnesota. All holders of record of our common stock outstanding as of the close of business on September 16, 2024 will be entitled to vote at the Annual Meeting. The Company will provide additional details regarding the matters to be voted on at the Annual Meeting in the Company’s proxy statement for the Annual Meeting, which will be filed with the Securities and Exchange Commission (the “Commission”).

For director nominations or stockholder proposals to be considered properly brought before the Annual Meeting, written notice must be received by our corporate secretary by September 16, 2024, which is the date that is 10 days after the announcement of the Annual Meeting date. If we do not receive notice by the foregoing date, as applicable, then such notice will be considered untimely. In addition to timing requirements, the advance notice provisions of our Amended and Restated Bylaws contain informational content requirements that also must be met. A copy of the Company’s Bylaws has been filed as Exhibit 3.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Commission on April 1, 2024, or can be obtained by contacting the Company’s Corporate Secretary at the address above.

Because the Company did not hold an annual meeting of stockholders in 2023, the Company has set a deadline for the receipt of stockholder proposals or director nominations submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Company’s Amended and Restated Bylaws (the “Bylaws”), for inclusion in the Company’s proxy statement for the Annual Meeting. Pursuant to Rule 14a-8 and the Bylaws, a stockholder intending to present a proposal to be included in the proxy statement for the Annual Meeting or to nominate candidates for election as directors at the Annual Meeting must deliver such proposal or director nomination in writing to the Company’s principal executive offices at Envoy Medical, Inc., 4875 White Bear Parkway, White Bear Lake, Minnesota, and addressed to the attention of the Corporate Secretary prior to September 20, 2024, which date the Company has determined to be a reasonable time before it expects to begin to mail its proxy materials for the Annual Meeting. Any stockholder proposal or director nomination must comply with the processes and procedures outlined in the Bylaws and must also comply with the requirements of Delaware law and the rules and regulations promulgated by the Commission, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVOY MEDICAL, INC.

September 6, 2024	By:	/s/ David R. Wells
David R. Wells
Chief Financial Officer

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